EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT PURSUANT
TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-Q of Cortelco Systems Puerto Rico, Inc. ("Registrant") I, Robert Schnabl, Chief Executive Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: June 14, 2004                                    /s/ Robert Schnabl
                                                      ------- ------------------
                                                    Robert Schnabl
                                                    Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with this quarterly report on Form 10-Q of Cortelco Systems Puerto Rico, Inc. ("Registrant") I, Francisco Sanchez, Chief Financial Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: June 14, 2004                              /s/ Francisco Sanchez
                                                 --------------------------
                                               Francisco Sanchez
                                               Chief Financial Officer

                                       26